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                                                                    Exhibit 10.1


                              Mastech Corporation

                 AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN


Section 1. General Purpose of the Plan; Definitions. The name of the plan is the Mastech Corporation Amended 1996 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors and consultants of Mastech Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Effective Date" means the date on which the Plan is approved by the stockholders as set forth in Section 19.

     "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported; (iii) notwithstanding the foregoing, the Fair Market Value of the Stock on the effective date of the Initial Public Offering shall be the offering price to the public of the Stock on such date; and (iv) if the Fair Market Value cannot be determined on the basis previously set forth in this definition on the date that


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Fair Market Value is to be determined, The Board shall in good faith determine the Fair Market Value of the Stock on such date.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not an employee or officer of the Company or any Subsidiary.

     "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any Option to purchase shares of Stock granted pursuant to Section 6.

     "Performance Share Award" means any Award granted pursuant to Section 12.

     "Restricted Stock Award" means any Award granted pursuant to Section 10.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 14.

     "Stock Appreciation Right" or "SAR" means any Award granted pursuant to
Section 7.

     "Stock Award" means any award granted pursuant to Section 11.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     Section 2. Administration. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) promulgated under the Act (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

            (a)  construe the Plan and any Award under the Plan;

            (b) select the directors, officers, employees and consultants of the Company and its Subsidiaries to whom Awards may be granted;

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            (c)  determine the number of shares of Stock to be covered by any
                 Award;

            (d) determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

            (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in awards providing for such acceleration;

            (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;

            (g) extend the exercise period within which Stock Options may be exercised; and

            (h) determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

The determination of the Plan Administrator on any such matters shall be conclusive.

     Section 3. Delegation of Authority to Grant Awards. The Plan Administrator, in its discretion, may delegate to the Co-Chairmen of the Company all or part of the Plan Administrator's authority and duties with respect to granting Awards to individuals who are not subject to the reporting provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the Co-Chairmen that were consistent with the terms of the Plan.

     Section 4. Eligibility. Directors, officers, employees and consultants of the Company or its Subsidiaries who, in the opinion of the Plan Administrator, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan. In addition, Independent Directors are eligible to receive an automatic grant of Stock Options pursuant to Section 9 hereof.

     Section 5. Shares Subject to the Plan. The number of shares of Stock which may be issued pursuant to the Plan shall be 10% of the total of (i) the number of shares outstanding on each December 31, beginning on December 31, 1998, or
(ii) the largest number of shares outstanding on any previous December 31; provided, however, that the foregoing formula shall never result in a decrease
--------
in the maximum number of shares available under this Plan. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or

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otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 400,000 shares of Stock may be granted to any one individual participant during any one calendar year period. To the extent that an SAR is granted in conjunction with an Option, the shares covered by such SAR and Option shall be counted only once. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

     Section 6. Stock Options. Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options shall be granted separately hereunder. The Plan Administrator, shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Non-Qualified Stock Options; provide, however, that: (a) Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code; and (b) No Incentive Stock Option may be granted following the tenth anniversary of the effective date of the Plan. The provisions of the Plan and any stock Option agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

     Section 7. Stock Appreciation Rights. The Plan Administrator may, from time to time, subject to the provisions of the Plan, grant SARs to eligible participants. Such SARs may be granted (i) alone, (ii) simultaneously with the grant of an Option (either an Incentive Stock Option or Non-Qualified Stock Option) and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Non-Qualified Stock Option and in conjunction therewith or in the alternative thereto.

            (a) An SAR shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), (i) a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Plan Administrator in its sole discretion), (ii) an amount of cash, or (iii) any combination of shares of Stock and cash, as specified in the Request (but subject to the approval of the Plan Administrator in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of the Fair Market Value, on the day of such Request, of one share of Stock over the exercise price per share specified in such SAR or its related Option, multiplied by (ii) the number of shares of Stock for which such SAR shall be exercised.


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            (b)  The exercise price of an SAR granted alone shall be determined by the Plan Administrator, but may not be less than the Fair Market Value of the underlying Stock on the date of grant. An SAR granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however,
                                                           --------  -------
                 that an SAR, by its terms, shall be exercisable only when the Fair Market Value of the Stock subject to the SAR and related Option exceeds the exercise price thereof.

            (c) Upon exercise of an SAR granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of shares of Stock for which the related Option shall be exercisable shall be reduced by the number of shares of Stock for which the SAR shall have been exercised. The number of shares of Stock for which an SAR shall be exercisable shall be reduced upon any exercise of a related Option by the number of shares of Stock for which such Option shall have been exercised.

            (d) Any SAR shall be exercisable upon such additional terms and conditions as may be prescribed by the Plan Administrator.

     Section 8. Terms of Options and SARs. Each Option or SAR granted under the Plan shall be evidenced by an agreement between the Company and the person to whom such Option or SAR is granted and shall be subject to the following terms and conditions:

            (a) Subject to adjustment as provided in Section 14 of this Plan, the price at which each share covered by an Option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not, in the case of an Incentive Stock Option, be less than the Fair Market Value of the underlying Stock at the time the Option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and an Option granted to such optionee is intended to qualify as an Incentive Stock Option, the Option price shall be no less than 110% of the Fair Market Value of the Common Stock covered by the Option on the date the Option is granted.

            (b) The aggregate Fair Market Value of shares of Stock with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year (under all plans of the Company) shall not exceed the limitations, if any, imposed by Section 422(d) of the Code (or any successor provision). If any Option designated as an Incentive Stock Option, either alone or in conjunction with any other Option or Options,


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                 exceeds the foregoing limitation, the portion of such Option in excess of such limitation shall automatically be reclassified (in whole share increments and without fractional share portions) as a Non-Qualified Stock Option, with later granted Options being so reclassified first.

            (c) Neither an Option nor an SAR shall be transferable by the participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order. After the death of the participant, the Option or SAR may be transferred to the Company upon such terms and conditions, if any, as the Plan Administrator and the personal representative or other person entitled to exercise the Option or SAR may agree within the period specified in subsection 8(d)(iii) hereof.

            (d) An Option or SAR may be exercised in whole at any time, or in part from time to time, within such period or periods (not to exceed ten years from the granting of the Option in the case of an Incentive Stock Option) as may be determined by the Plan Administrator and set forth in the agreement (such period or periods being hereinafter referred to as the "Option Period"), provided that, unless the agreement provides otherwise:

                 (i) If a participant who is an employee of the Company shall cease to be employed by the Company, all Options and SARs to which the employee is then entitled to exercise may be exercised only within three months after the termination of employment and within the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), within one year after termination of employment and within the Option Period. Notwithstanding the foregoing: (a) in the event that any termination of employment shall be for Cause (as defined herein) or the participant becomes an officer or director of, a consultant to or employed by a Competing Business (as defined herein), during the Option Period, then any and all Options and SARs held by such participant shall forthwith terminate; and (b) the Plan Administrator may, in its sole discretion, extend the Option Period of any Option or SAR for up to three years from the date of termination of employment regardless of the original Option Period. For purposes of the Plan, retirement shall mean the termination of employment with the Company, other than for Cause, at any time after the age 65.

                      For purposes of this Plan, the term "Cause" shall mean (a) with respect to an individual who is party to a written agreement with the Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of employment thereunder by the Company, "cause" or "for cause" as

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                      defined in such agreement; (b) in all other cases (I) the
                      willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (II) the commission of an act of fraud in the performance of such person's duties to or on behalf of the Company; or (III) the continuing willful failure of a person to perform the duties of such person to the Company (other than a failure to perform duties resulting from such person's incapacity due to illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure are given to the person by the Board of Directors of the Company or the Plan Administrator. For purposes of the Plan, no act, or failure to act, on the part of any person shall be considered "willful" unless done or omitted to be done by the person other than in good faith and without reasonable belief that the person's action or omission was in the best interest of the Company.

                      For purposes of this Plan, the term "Competing Business" shall mean: any person, corporation or other entity engaged in the business of (a) providing information technology services or (b) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last year prior to termination of such person's employment, consultant relationship or directorship, as the case may be, hereunder.

                 (ii) If a participant who is a director of the Company shall cease to serve as a director of the Company, any Options or SARs then exercisable by such director may be exercised only within three months after the cessation of service and within the Option Period unless such cessation was due to disability, in which case such optionee may exercise such Option or SAR within one year after cessation of service and within the Option Period. Notwithstanding the foregoing: (a) if any cessation of service as a director was the result of removal for Cause or the participant becomes an officer or director of, a consultant to or employed by a Competing Business during the Option Period, any Options and SARs held by such participant shall forthwith terminate; and (b) the Plan Administrator may in its sole discretion extend the Option Period of any Option or SAR for up to three years from the date of cessation of service regardless of the original Option Period;

               (iii) If the participant shall die during the Option Period, any Options or SARs then exercisable may be exercised only within one year after


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                      the participant's death and within the Option Period and
                      only by the participant's personal representative or persons entitled thereto under the participant's will or the laws of descent and distribution;

                 (iv) The Option or SAR may not be exercised for more shares
                      (subject to adjustment as provided in Section 14) after the termination of the participant's employment, cessation of service as a director or the participant's death, as the case may be, than the participant was entitled to purchase thereunder at the time of the termination of the participant's employment or the participant's death; and

                 (v) If a participant owns (or is deemed to own under applicable provisions of the Code and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company) and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option by its terms may not be exercisable after the expiration of five years from the date such Option is granted.

            (e) The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the "Payment Date") of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, through an election to have shares of Common Stock otherwise issuable to the optionee withheld to pay the exercise price of such Option; or
                 (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections
                 (i)-(iv) of this Section 8(e).

            (f) The Plan Administrator, in its discretion, may authorize "stock retention Options" which provide, upon the exercise of an Option previously granted under this Plan (a "prior Option"), using previously owned shares, for the automatic issuance of a new Option under this Plan with an exercise price equal to the current Fair Market Value and for up to the number of shares equal to the number of previously-owned shares


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                 delivered in payment of the exercise price of the prior Option.
                 Such stock retention Option shall have the same Option Period as the prior Option.

            (g) Nothing contained in the Plan nor in any Award agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.

            (h) The Plan Administrator may include such other terms and conditions not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that Options or SARs shall be exercisable in one or more installments during the term of the Option, subject to the attainment of performance goals and objectives and the right to exercise may be cumulative as determined by the Plan Administrator.

     Section 9. Independent Director Options. Anything to the contrary notwithstanding, each Independent Director who is first elected or appointed to serve as a director commencing after the effective time of the Initial Public Offering shall automatically be granted Non-Qualified Stock Options to purchase 15,000 shares of Stock. The Option exercise price for Options granted to Independent Directors under the Plan will be equal the Fair Market Value of the Stock on the date of grant. Options granted to Independent Directors under the foregoing provisions will be granted on the date that such Independent Director is first elected or appointed to serve as a director and will vest in equal annual installments over three years commencing on the anniversary of the date of grant and will expire ten years after grant, subject to earlier termination if the optionee ceases to serve as a director.

     Section 10.  Restricted Stock Awards.

            (a) The Plan Administrator may grant Restricted Stock Awards to any officer, employee or consultant of the Company and its Subsidiaries. A Restricted Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

            (b) Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a shareholder with respect to the Stock subject to the Restricted Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Restricted Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 10(d) below. Unless the Plan Administrator shall otherwise determine,

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                 certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 10(c) below.

            (c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award. If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee's relationship with the Company is terminated prior to the expiration of the vesting period, the grantee shall forfeit all shares of Stock subject to the Restricted Stock Award which have not then vested.

            (d) Unvested Restricted Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award.

     Section 11. Stock Awards. The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Plan Administrator) a Stock Award to any officer, employee or consultant of the Company or its Subsidiaries, pursuant to which such individual may receive shares of Stock free of any vesting restrictions (a "Stock Award") under the Plan. Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     Section 12. Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Plan Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any officer, employee or consultant of the Company or its Subsidiaries, including those who qualify for awards under other performance plans of the Company. The Plan Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Plan Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

     Section 13. Tax Withholding.

            (a) Whenever shares are to be issued or cash is to be paid under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who


                                      30
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                 receives an Award of shares under the Plan which is not
                 fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 13 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

            (b) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and
                 (ii) of this Section 13(b).

            (c) A participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Non-Qualified Stock Option, or the receipt of a Restricted Stock Award, Stock Award or Performance Share Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the participant in cash or shall be withheld from the participant's next regular paycheck.

            (d) An election by a participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 13(c) must be in writing and delivered to the Company prior to the Tax Date.

     Section 14. Adjustment of Number and Price of Shares.

          Any other provision of the Plan notwithstanding:


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            (a)  If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual participant, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive.

            (b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock Option or stock Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

            (c) No adjustment or substitution provided for in this Section 14 shall require the Company to issue or to sell a fractional share under any stock Option agreement or share award agreement and the total adjustment or substitution with respect to each stock Option and share award agreement shall be limited accordingly.

            (d) In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a "Fundamental Transaction"), the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new awards of the


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

                 successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section
                 14. In the event of such termination each participant shall be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all Options and SARs held by such participant which are then exercisable.

     Section 15. Amendment and Discontinuance. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto.

     Section 16. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable exchange or of the Nasdaq Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

     Section 17. Compliance with Section 16.  With respect to persons subject to
Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

     Section 18. Participation by Foreign Nationals. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

     Section 19. Effective Date of Plan. The Plan became effective on December 8, 1996, the date of approval and adoption of the Plan by requisite vote of the holders of the outstanding shares of Stock and was amended and restated on June 1, 1998.

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